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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported)      November 11, 2005
                                                  ------------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                    0-23494                              35-1778566
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            (Commission File Number)          (IRS Employer Identification No.)


    501 Airtech Parkway, Plainfield, Indiana               46168
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 11, 2005 the Board of Directors of Brightpoint, Inc. (the "Company") resolved to increase the additional Board compensation paid to the Chairperson of the Board's Compensation and Human Resources Committee (the "Committee"), currently Eliza Hermann, by $10,000 per year, making the total additional Board compensation paid for service as the Chairperson of the Committee $30,000 per year.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On November 11, 2005 the Board of Directors of the "Company" elected K.P. Wilska to serve as a Class III Director and to serve on the Company's Corporate Governance and Nominating Committee. A biography of Mr. Wilska follows:

Kari-Pekka Wilska became a member of Brightpoint's Board of Directors in November 2005. Mr. Wilska is currently a venture partner in Austin Ventures, a venture capital fund that focuses on investing in Texas. Prior thereto he was president of Vertu Ltd. a venture within Nokia to develop, manufacture and market luxury phones. Mr. Wilska served as the President of Nokia, Inc. (Nokia Americas) from 1999 to December 2004, when he retired. Since November 2004, Mr. Wilska has served as a director of Zarlink Semiconductor Inc. (NYSE:ZL), and from June 2004 until its merger with American Tower Corporation in August 2005 he served as a director of SpectraSite, Inc. Mr. Wilska has over 31 years of senior management experience in the telecommunications industry.


(b) On November 11, 2005 Catherine M. Dalton resigned from the Company's Board of Directors.


ITEM 8.01  OTHER EVENTS.

On November 11, 2005, the Company announced that its previously announced $20 million share repurchase plan ("Share Repurchase Plan") has been increased and extended. As of September 30, 2005, the Company had $7.0 million available to repurchase its common shares under the Share Repurchase Plan. The Board of Directors has approved the repurchase of an additional $18 million of its common shares under the Share Repurchase Plan, for a total of up to an additional $25 million of its common shares. The Share Repurchase Plan, which was previously scheduled to expire on December 31, 2005, has been extended to expire on December 31, 2007. A copy of the press release announcing the increase and extension of the Share Repurchase Plan is annexed hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press release of Brightpoint, Inc. dated November 11, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By: /s/ Steven E. Fivel
                                           -----------------------------------
                                            Steven E. Fivel
                                            Executive Vice President and
                                            General Counsel

Date:  November 17, 2005